UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 15, 2011
ALKERMES, INC.
(Exact Name of Registrant as Specified in its Charter)

PENNSYLVANIA (State or Other Jurisdiction of Incorporation)	1-14131 (Commission File Number)	23-2472830 (I.R.S. Employer Identification No.)

852 Winter Street
Waltham, Massachusetts (Address of principal executive offices)	02451-1420 (Zip Code)
Registrant’s telephone number, including area code: (781) 609-6000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure
On April 15, 2011, Alkermes, Inc. (“Alkermes”), Amylin Pharmaceuticals, Inc. (“Amylin”), and Eli Lilly and Co. (“Lilly”) announced that the Committee for Medicinal Products for Human Use of the European Medicines Agency has issued a positive opinion recommending approval of exenatide 2 mg powder and solvent for prolonged release suspension for injection (proposed trade name BYDUREONTM) in the European Union for the treatment of type 2 diabetes in combination with certain oral therapies.
A copy of the press release is attached hereto as Exhibit 99.1. The information set forth in this Section 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Alkermes, Amylin and Lilly, dated April 15, 2011, furnished herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES, INC.
Date: April 15, 2011	By:	/s/ James M. Frates
James M. Frates
Senior Vice President, Chief Financial Officer and Treasurer